    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1995

                                                       REGISTRATION NO. 33-63833

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1

                                       TO


                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                          CHEMICAL BANKING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                              6711                             13-2624428
    (STATE OR OTHER JURISDICTION        (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NUMBER)

                                270 PARK AVENUE
                              NEW YORK, N.Y. 10017
                                 (212) 270-6000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                            WILLIAM H. MCDAVID, ESQ.
                                GENERAL COUNSEL
                          CHEMICAL BANKING CORPORATION
                                270 PARK AVENUE
                              NEW YORK, N.Y. 10017
                                 (212) 270-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

         LEE MEYERSON, ESQ.              L. EDWARD SHAW, JR., ESQ.             H. RODGIN COHEN, ESQ.
     SIMPSON THACHER & BARTLETT       THE CHASE MANHATTAN CORPORATION           SULLIVAN & CROMWELL
        425 LEXINGTON AVENUE              1 CHASE MANHATTAN PLAZA                 125 BROAD STREET
        NEW YORK, N.Y. 10017                NEW YORK, N.Y. 10081                NEW YORK, N.Y. 10004

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As promptly as practicable after this Registration Statement is declared effective and upon consummation of the transactions described in the enclosed Joint Proxy Statement/Prospectus.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /


                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET

                   PURSUANT TO ITEM 501(B) OF REGULATION S-K
          SHOWING THE LOCATION IN THE JOINT PROXY STATEMENT/PROSPECTUS
               OF THE INFORMATION REQUIRED BY PART 1 OF FORM S-4

                                                               LOCATION IN JOINT PROXY
                   FORM S-4 ITEM                                 STATEMENT/PROSPECTUS
---------------------------------------------------    ----------------------------------------
                                A.  INFORMATION ABOUT THE TRANSACTION
  1.  Forepart of Registration Statement and
        Outside Front Cover Page of Prospectus.....    Forepart of Registration Statement;
                                                       Outside Front Cover Page
  2.  Inside Front and Outside Back Cover Pages of
        Prospectus.................................    Inside Front Cover Page; Table of
                                                       Contents; Available Information;
                                                       Incorporation of Certain Documents by
                                                       Reference
  3.  Risk Factors, Ratio of Earnings to Fixed
        Charges, and Other Information.............    Summary
  4.  Terms of the Transaction.....................    Summary; The Merger; Amendment and
                                                       Restatement of Chemical Restated
                                                       Certificate of Incorporation;
                                                       Description of Capital Stock; Comparison
                                                       of Stockholder Rights
  5.  Pro Forma Financial Information..............    Summary; Pro Forma Combined Financial
                                                       Data
  6.  Material Contacts with the Company Being Ac-
        quired.....................................    Summary; The Merger; Management and
                                                       Operations After the Merger
  7.  Additional Information Required for
        Reoffering by Persons and Parties Deemed to
        be Underwriters............................    Not Applicable
  8.  Interests of Named Experts and Counsel.......    Not Applicable
  9.  Disclosure of Commission Position on
        Indemnification for Securities Act
        Liabilities................................    Not Applicable
                                  B.  INFORMATION ABOUT THE REGISTRANT
 10.  Information with Respect to S-3
        Registrants................................    Available Information; Incorporation of
                                                       Certain Documents by Reference; Summary;
                                                       The Companies
 11.  Incorporation of Certain Information by
        Reference..................................    Available Information; Incorporation of
                                                       Certain Documents by Reference
 12.  Information with Respect to S-2 or S-3
        Registrants................................    Not Applicable
 13.  Incorporation of Certain Information by
        Reference..................................    Not Applicable
 14.  Information with Respect to Registrants Other
        Than S-2 or S-3 Registrants................    Not Applicable
                              C.  INFORMATION ABOUT THE COMPANY BEING ACQUIRED
 15.  Information with Respect to S-3 Companies....    Available Information; Incorporation of
                                                       Certain Documents by Reference; Summary;
                                                       The Companies

                                                               LOCATION IN JOINT PROXY
                   FORM S-4 ITEM                                 STATEMENT/PROSPECTUS
---------------------------------------------------    ----------------------------------------
 16.  Information with Respect to S-2 or S-3
        Companies..................................    Not Applicable
 17.  Information with Respect to Companies Other
        than S-2 or S-3 Companies..................    Not Applicable
                                      D.  VOTING AND MANAGEMENT INFORMATION
 18.  Information if Proxies, Consents or
        Authorizations are to be Solicited.........    Available Information; Incorporation of
                                                       Certain Documents by Reference; Summary;
                                                       The Special Meetings; The Merger;
                                                       Amendment and Restatement of Chemical
                                                       Restated Certificate of Incorporation;
                                                       Management and Operations After the
                                                       Merger; Stockholder Proposals
 19.  Information if Proxies, Consents or
        Authorizations are not to be Solicited, or
        in an Exchange Offer.......................    Not Applicable

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pursuant to the Delaware General Corporation Law ("DGCL"), a corporation may indemnify any person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of such corporation) who is or was a director, officer, employee or agent of such corporation, or serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys' fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless the Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     The DGCL provides that the indemnification described above shall not be deemed exclusive of other indemnification that may be granted by a corporation pursuant to its By-Laws, disinterested directors' vote, stockholders' vote, agreement or otherwise.

     The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

     The Restated Certificate of Incorporation of Chemical Banking Corporation (the "Registrant") provides that, to the fullest extent that the DGCL as from time to time in effect permits the limitation or elimination of the liability of directors, no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

     The Registrant's Restated Certificate of Incorporation empowers the Registrant to indemnify any director, officer, employee or agent of the Registrant or any other person who is serving at the Registrant's request in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan) to the fullest extent permitted under the DGCL as from time to time in effect, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

     The Registrant's Restated Certificate of Incorporation also empowers the Registrant by action of its Board of Directors, notwithstanding any interest of the directors in the action, to purchase and maintain insurance in such amounts as the Board of Directors deems appropriate to protect any director, officer, employee or agent of the Registrant or any other person who is serving at the Registrant's request in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan) against any liability asserted against him or incurred by him in any such capacity arising out of his status as such (including, without limitation, expenses, judgments, fines (including any excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement) to the fullest extent permitted under the DGCL as from time to time in effect, whether or not the

Registrant would have the power or be required or indemnify any such individual under the terms of any agreement or by-law or the DGCL.

     In addition, the Registrant's By-laws require indemnification to the fullest extent permitted under applicable law, as from time to time in effect. The By-laws provide a clear and unconditional right to indemnification for expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by any person in connection with any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, administrative or investigative (including, to the extent permitted by law, any derivative action) by reason of the fact that such person is or was serving as a director, officer, employee or agent of the Registrant or, at the request of the Registrant, of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, an employee benefit plan). The By-laws specify that the right to indemnification so provided is a contract right, set forth certain procedural and evidentiary standards applicable to the enforcement of a claim under the By-laws, entitle the persons to be indemnified to be reimbursed for the expenses of prosecuting any such claim against the Registrant and entitle them to have all expenses incurred in advance of the final disposition of a proceeding paid by the Registrant. Such provisions, however, are intended to be in furtherance and not in limitation of the general right to indemnification provided in the By-laws, which right of indemnification and of advancement of expenses is not exclusive.

     The Registrant's By-laws also provide that the Registrant may enter into contracts with any director, officer, employee or agent of the Registrant in furtherance of the indemnification provisions in the By-laws, as well as create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure payment of amounts indemnified.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


EXHIBITS
--------
  *2.1     Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical Banking
           Corporation and The Chase Manhattan Corporation (included as Annex I to the Proxy
           Statement/Prospectus)
  *2.2     Stock Option Agreement, dated as of August 27, 1995, between Chemical Banking
           Corporation, as Issuer, and The Chase Manhattan Corporation, as Grantee (included as
           Annex II to the Proxy Statement/Prospectus)
  *2.3     Stock Option Agreement, dated as of August 27, 1995, between The Chase Manhattan
           Corporation, as Issuer, and Chemical Banking Corporation, as Grantee (included as
           Annex III to the Proxy Statement/Prospectus)
  *2.4     Employee Benefits Agreement, dated as of August 27, 1995, between Chemical Banking
           Corporation and The Chase Manhattan Corporation
  *3.1     Restated Certificate of Incorporation of Chemical Banking Corporation (incorporated by reference to Exhibit 3.1 of the Annual Report on Form 10-K dated December 31,
           1993 of Chemical Banking Corporation)
  *3.2     Certificate of Designations of the Adjustable Rate Cumulative Preferred Stock,
           Series L, of Chemical Banking Corporation (incorporated by reference to Exhibit 2 of the Registration Statement on Form 8-A of Chemical Banking Corporation dated June 6,
           1994)
  *3.3     By-Laws of Chemical Banking Corporation, as amended (incorporated by reference to
           Exhibit 3.2 of the Annual Report on Form 10-K dated December 31, 1993 of Chemical
           Banking Corporation)
  *4.1     Rights Agreement, dated as of April 13, 1989, between Chemical Banking Corporation and Chemical Bank (as successor rights agent to Harris Trust Company of New York)
           (incorporated by reference to Exhibit 1 to the Registration Statement on Form 8-A of
           Chemical Banking Corporation dated April 13, 1989)
  *4.2     Amendment to Rights Agreement, dated as of August 27, 1995, between Chemical Banking
           Corporation and Chemical Bank (incorporated by reference to Exhibit 4 to the Current
           Report on Form 8-K of Chemical Banking Corporation dated August 27, 1995)

EXHIBITS
--------
  *4.3     Form of Proposed Amended and Restated Certificate of Incorporation of Chemical
           Banking Corporation
  *4.4     Form of Certificate of Designations of the 10 1/2% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.5     Form of Certificate of Designations of the 9.76% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.6     Form of Certificate of Designations of the 10.84% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.7     Form of Certificate of Designations of the 9.08% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.8     Form of Certificate of Designations of the 8 1/2% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.9     Form of Certificate of Designations of the 8.32% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.10    Form of Certificate of Designations of the 8.40% Cumulative Preferred Stock of
           Chemical Banking Corporation
  *4.11    Form of Certificate of Designations of the Adjustable Rate Cumulative Preferred
           Stock, Series N, of Chemical Banking Corporation
  *5       Opinion of Simpson Thacher & Bartlett regarding the legality of securities being issued
  *8.1     Opinion of Simpson Thacher & Bartlett as to tax matters
  *8.2     Opinion of Sullivan & Cromwell as to tax matters
 *23.1     Consent of Price Waterhouse as to financial statements of Chemical Banking
           Corporation
 *23.2     Consent of Price Waterhouse as to financial statements of The Chase Manhattan
           Corporation
 *23.3     Consent of Simpson Thacher & Bartlett (contained in exhibits 5 and 8.1)
 *23.4     Consent of Sullivan & Cromwell (contained in exhibit 8.2)
 *23.5     Consent of Morgan Stanley & Co. Incorporated
  23.6     Consent of James D. Wolfensohn Incorporated
  23.7     Consent of Goldman, Sachs & Co.
 *24       Powers of Attorney
 *99.1     Consents of persons named to be directors of the Registrant who have not signed the
           Registration Statement
 *99.2     Opinion of Morgan Stanley & Co. Incorporated (included as Annex IV to the Proxy
           Statement/ Prospectus)
 *99.3     Opinion of James D. Wolfensohn Incorporated (included as Annex V to the Proxy
           Statement/ Prospectus)
 *99.4     Opinion of Goldman, Sachs & Co. (included as Annex VI to the Proxy
           Statement/Prospectus)
 *99.5     Chairman's Letter to Stockholders of Chemical Banking Corporation
 *99.6     Notice of Special Meeting of Stockholders of Chemical Banking Corporation
 *99.7     Chairman's Letter to Stockholders of The Chase Manhattan Corporation
 *99.8     Notice of Special Meeting of Stockholders of The Chase Manhattan Corporation
 *99.9     Form of Proxy for the Special Meeting of Stockholders of Chemical Banking
           Corporation
 *99.10    Form of Proxy for the Special Meeting of Stockholders of The Chase Manhattan
           Corporation


------------

* Previously filed.

ITEM 22. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the
                Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
         Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

        (2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (e) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, State of New York, on October 31, 1995.


                                          CHEMICAL BANKING CORPORATION

                                          By       /s/  John B. Wynne
                                            ------------------------------------
                                                 (John B. Wynne, Secretary)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                 TITLE                       DATE
----------------------------------------  -----------------------------------  -----------------
                   *                       Chairman, Chief Executive Officer    October 31, 1995
----------------------------------------             and Director
           Walter V. Shipley

                   *                            President and Director          October 31, 1995
----------------------------------------
            Edward D. Miller

                   *                                   Director                 October 31, 1995
----------------------------------------
         Frank A. Bennack, Jr.

                   *                                   Director                 October 31, 1995
----------------------------------------
           Michel C. Bergerac

                   *                                   Director                 October 31, 1995
----------------------------------------
          Randolph W. Bromery

                   *                                   Director                 October 31, 1995
----------------------------------------
         Charles W. Duncan, Jr.

                   *                                   Director                 October 31, 1995
----------------------------------------
            Melvin R. Goodes

                   *                                   Director                 October 31, 1995
----------------------------------------
            George V. Grune

                   *                                   Director                 October 31, 1995
----------------------------------------
        William B. Harrison, Jr.

                   *                                   Director                 October 31, 1995
----------------------------------------
             Harold S. Hook

                   *                                   Director                 October 31, 1995
----------------------------------------
            Helene L. Kaplan

               SIGNATURE                                 TITLE                       DATE
----------------------------------------  -----------------------------------  -----------------
                   *                                   Director                 October 31, 1995
----------------------------------------
           J. Bruce Llewellyn

                   *                                   Director                 October 31, 1995
----------------------------------------
            John P. Mascotte

                   *                                   Director                 October 31, 1995
----------------------------------------
          John F. McGillicuddy

                   *                                   Director                 October 31, 1995
----------------------------------------
            Andrew C. Sigler

                   *                                   Director                 October 31, 1995
----------------------------------------
           Michael I. Sovern

                   *                                   Director                 October 31, 1995
----------------------------------------
            John R. Stafford

                   *                                   Director                 October 31, 1995
----------------------------------------
            W. Bruce Thomas

                   *                                   Director                 October 31, 1995
----------------------------------------
          Marina v.N. Whitman

                   *                                   Director                 October 31, 1995
----------------------------------------
            Richard D. Wood

                   *                           Executive Vice President         October 31, 1995
----------------------------------------      and Chief Financial Officer
             Peter J. Tobin                  (Principal Financial Officer)

                   *                                  Controller                October 31, 1995
----------------------------------------      (Chief Accounting Officer)
           Joseph L. Sclafani

---------------

* John B. Wynne hereby signs this Amendment to the Registration Statement on October 31, 1995, on behalf of each of the above-named Directors and Officers of the Registrant above whose typed names asterisks appear, pursuant to powers of attorney duly executed by such Directors and Officers and filed with the Securities and Exchange Commission as exhibits to the Registration Statement.


                                                    /s/ John B. Wynne
                                          --------------------------------------
                                                        John B. Wynne
                                                       Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                   DESCRIPTION                                   PAGE NO.
------   ----------------------------------------------------------------------------  --------
 *2.1    Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical
         Banking Corporation and The Chase Manhattan Corporation (included as Annex I to the Proxy Statement/Prospectus)..........................................
 *2.2    Stock Option Agreement, dated as of August 27, 1995, between Chemical
         Banking Corporation, as Issuer, and The Chase Manhattan Corporation, as
         Grantee (included as Annex II to the Proxy Statement/Prospectus)............
 *2.3    Stock Option Agreement, dated as of August 27, 1995, between The Chase
         Manhattan Corporation, as Issuer, and Chemical Banking Corporation, as
         Grantee (included as Annex III to the Proxy Statement/Prospectus)...........
 *2.4    Employee Benefits Agreement, dated as of August 27, 1995, between Chemical
         Banking Corporation and The Chase Manhattan Corporation.....................
 *3.1    Restated Certificate of Incorporation of Chemical Banking Corporation
         (incorporated by reference to Exhibit 3.1 of the Annual Report on Form 10-K dated December 31, 1993 of Chemical Banking Corporation)....................
 *3.2    Certificate of Designations of the Adjustable Rate Cumulative Preferred
         Stock, Series L, of Chemical Banking Corporation (incorporated by reference to Exhibit 2 of the Registration Statement on Form 8-A of Chemical Banking
         Corporation dated June 6, 1994).............................................
 *3.3    By-Laws of Chemical Banking Corporation, as amended (incorporated by reference to Exhibit 3.2 of the Annual Report on Form 10-K dated December
         31, 1993 of Chemical Banking Corporation)...................................
 *4.1    Rights Agreement, dated as of April 13, 1989, between Chemical Banking
         Corporation and Chemical Bank (as successor rights agent to Harris Trust
         Company of New York) (incorporated by reference to Exhibit 1 to the
         Registration Statement on Form 8-A of Chemical Banking Corporation dated
         April 13, 1989).............................................................
 *4.2    Amendment to Rights Agreement, dated as of August 27, 1995, between Chemical
         Banking Corporation and Chemical Bank (incorporated by reference to Exhibit
         4 to the Current Report on Form 8-K of Chemical Banking Corporation dated
         August 27, 1995)............................................................
 *4.3    Form of Proposed Amended and Restated Certificate of Incorporation of
         Chemical Banking Corporation................................................
 *4.4    Form of Certificate of Designations of the 10 1/2% Cumulative Preferred
         Stock of Chemical Banking Corporation.......................................
 *4.5    Form of Certificate of Designations of the 9.76% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................
 *4.6    Form of Certificate of Designations of the 10.84% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................
 *4.7    Form of Certificate of Designations of the 9.08% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................

EXHIBIT
NUMBER                                   DESCRIPTION                                   PAGE NO.
------   ----------------------------------------------------------------------------  --------
 *4.8    Form of Certificate of Designations of the 8 1/2% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................
 *4.9    Form of Certificate of Designations of the 8.32% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................
 *4.10   Form of Certificate of Designations of the 8.40% Cumulative Preferred Stock
         of Chemical Banking Corporation.............................................
 *4.11   Form of Certificate of Designations of the Adjustable Rate Cumulative
         Preferred Stock, Series N, of Chemical Banking Corporation..................
 *5      Opinion of Simpson Thacher & Bartlett regarding the legality of securities being issued................................................................
 *8.1    Opinion of Simpson Thacher & Bartlett as to tax matters.....................
 *8.2    Opinion of Sullivan & Cromwell as to tax matters............................
*23.1    Consent of Price Waterhouse as to financial statements of Chemical Banking
         Corporation.................................................................
*23.2    Consent of Price Waterhouse as to financial statements of The Chase
         Manhattan Corporation.......................................................
*23.3    Consent of Simpson Thacher & Bartlett (contained in exhibits 5 and 8.1).....
*23.4    Consent of Sullivan & Cromwell (contained in exhibit 8.2)...................
*23.5    Consent of Morgan Stanley & Co. Incorporated................................
 23.6    Consent of James D. Wolfensohn Incorporated.................................
 23.7    Consent of Goldman, Sachs & Co..............................................
*24      Powers of Attorney..........................................................
*99.1    Consents of persons named to be directors of the Registrant who have not signed the Registration Statement...........................................
*99.2    Opinion of Morgan Stanley & Co. Incorporated (included as Annex IV to the
         Proxy Statement/Prospectus).................................................
*99.3    Opinion of James D. Wolfensohn Incorporated (included as Annex V to the
         Proxy Statement/Prospectus).................................................
*99.4    Opinion of Goldman, Sachs & Co. (included as Annex VI to the Proxy
         Statement/ Prospectus)......................................................
*99.5    Chairman's Letter to Stockholders of Chemical Banking Corporation...........
*99.6    Notice of Special Meeting of Stockholders of Chemical Banking Corporation...
*99.7    Chairman's Letter to Stockholders of The Chase Manhattan Corporation........
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
EXHIBIT
NUMBER                                   DESCRIPTION                                   PAGE NO.
------   ----------------------------------------------------------------------------  --------
*99.8    Notice of Special Meeting of Stockholders of The Chase Manhattan
         Corporation.................................................................
*99.9    Form of Proxy for the Special Meeting of Stockholders of Chemical Banking
         Corporation.................................................................
*99.10   Form of Proxy for the Special Meeting of Stockholders of The Chase Manhattan
         Corporation.................................................................
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* Previously filed.